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            EXHIBIT 23.3      CONSENT OF DELOITTE & TOUCHE LLP

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                                                                    EXHIBIT 23.3
INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of LIFE Financial Corporation on Form S-8 of our report dated February 7, 1997 (March 14, 1997 as to Note 16) on the financial statements of Life Savings Bank, Federal Savings Bank, appearing in Form S-4 of LIFE Financial Corporation dated June 11, 1997.


/s/ Deloitte & Touche LLP

Costa Mesa, California
January 6, 1998